                                                                   EXHIBIT 10.19

                   1996 LONG TERM PERFORMANCE INCENTIVE PLAN
                         OF TITANIUM METALS CORPORATION


                            SECTION 1.  INTRODUCTION

1.1      PURPOSE

         The purpose of the 1996 Long Term Performance Incentive Plan of Titanium Metals Corporation (the "Plan") is to advance and promote the interest of Titanium Metals Corporation (the "Company") and its employees and stockholders by encouraging the acquisition of its Common Stock by key employees and individuals who perform significant services for the benefit of the Company. Accordingly, the Plan is intended as a means of attracting and retaining outstanding employees and also to promote a close commonality of interest between employees and stockholders.

1.2      DEFINITIONS

         The following terms shall have the meanings set forth below:

                 (a) Appreciation Date. The date designated by a Grantee of Stock Appreciation Rights as defined herein for measurement of the appreciation in the value of rights awarded to him or her which date shall be the date notice of such designation is received by the Administrator of the Plan.

                 (b)  Code.  The Internal Revenue Code of 1986, as amended.

                 (c) Committee. The Board of Directors of the Company or a committee consisting of at least two members designated by the Board of Directors of the Company.

                 (d) Common Stock. The Common Stock of Titanium Metals Corporation, $.01 par value.

                 (e) Disability. Complete and permanent disability as defined in Section 22(e)(3) of the Code.

                 (f) Employee. Any of the officers or other employees of the Company or any Subsidiary including officers who are members of the Board of Directors.

                 (g) Fair Market Value. The mean of the highest and lowest sales prices of Common Stock as reported on the consolidated tape of a national securities exchange on any relevant date for valuation, or, if there be no such sale, the mean of the highest and lowest sales prices of such Common Stock as so reported on the nearest preceding date upon which such sales took place. In the event the shares of Common Stock are no longer listed on a national securities exchange, the Fair Market Value of such shares shall be determined by the Committee in its sole discretion.

                 (h) Grantee. Any individual (including an Employee) who in the opinion of the Board of Directors performs significant services in the benefit of the Company and who is granted awards under the plan.

                 (i) Incentive Stock Option. A stock option granted by the Committee to an Grantee under the Plan which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422A of the Code.

                 (j) Nonqualified Stock Option. A stock option granted by the Committee to a Grantee under the Plan, which is not designated by the Committee as an Incentive Stock Option.

                 (k) Option. An Incentive Stock Option or Nonqualified Stock Option granted by the Committee to a Grantee under the Plan.

                 (l) Option Expiration Date. The date on which an Option becomes unexercisable by reason of the lapse of time or otherwise.

                 (m) Plan Administrator. The Controller or Assistant Controller of the Company or his or her designee.

                 (n) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee subject to the restrictions set forth in
         Section 4.2.

                 (o) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

                 (p) Restriction Period. The period of time determined by the Committee during which Restricted Stock is subject to the restrictions under the Plan.

                 (q) Retirement. The termination of employment constituting retirement (other than disability retirement) under the terms of any formal retirement plan of the Company or any of its Subsidiaries.

                 (r) Stock Appreciation Right ("SAR"). A right to earn additional compensation for the performance of future services, based on the stock market performance of the Common Stock.

                 (s) SAR Expiration Date. The date on which a Stock Appreciation Right becomes unexercisable by reason of the lapse of time or otherwise in accordance with the Plan.

                 (t) Subsidiary. Any corporation (whether now or hereafter existing) of which constitutes a "subsidiary" of the Company, as defined in Section 425(f) of the Code.





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1.3     OPERATION OF PLAN

         (a) The Committee hall have authority, acting in its sole discretion, to grant to such Employees, or any other individual who in the opinion of the Board of Directors performs significant services for the benefit of the Company, as it may designate, Options, SARs, Restricted Stock Awards or any combination of such grants, on the terms and conditions hereinafter set forth. In the event an Option is granted, the Committee shall also have authority to determine whether such option is a Nonqualified Stock Option or Incentive Stock Option and whether a SAR shall be granted in connection with any such Option.

         (b) No member of the Committee shall be eligible nor shall any member at any time within one year prior to election as a member of the Committee have been eligible for the grant of an Option, a SAR or Restricted Stock Award under the Plan or for selection as a person to whom Common Stock may be allocated or to whom Stock Options or SARs may be granted pursuant to any other employee benefit plan of the Company or any Subsidiary entitling the participants therein to acquire Common Stock, Options or SARs of the Company or any Subsidiary.

1.4      MAXIMUM NUMBER OF SHARES

         Notwithstanding anything contained herein to the contrary, the maximum number of shares of Common Stock available for issuance or transfer to all Grantees pursuant to the Plan shall be 2,500,000 shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with Section 5.5. Shares of Common Stock issued under the Plan shall be, when issued, fully paid and nonassessable. The Common Stock available for issuance on transfer under the Plan shall be made available from shares now or hereafter held in the treasury of the Company or from authorized but unissued shares. If any outstanding Stock Option under the Plan expires or is terminated for any reason then the Common Stock allocable to the unexercised portion of such Stock Option shall not be charged against the limitation of this Section 1.4 and may again become the subject of a Stock Option granted under the Plan.

1.5      INDIVIDUAL GRANT LIMITATION

         The aggregate number of underlying shares of Common Stock issuable pursuant to grants of Options, SARs and/or for Restricted Stock Awards to a particular individual pursuant to the Plan shall not exceed 500,000 shares of Common Stock during any fiscal year of the Company.

                           SECTION 2.  STOCK OPTIONS

2.1      GRANT OF OPTIONS

         (a) The Committee may grant Options to Grantees for the purchase of shares of Common Stock.

         (b) The purchase price per share of Common Stock under each Option shall be not less than 100 percent of the Fair Market Value per share of such stock on the date the Option is granted, as





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determined by the Committee, except as otherwise provided in this Plan.  An option may be exercised only when the Fair Market Value of the shares subject to the option exceeds the exercise price of the option.

         (c) Stock Options granted under the Plan may be exercised in any order, regardless of the date of grant or the existence of any outstanding Option, except as otherwise provided in this Plan.

2.2      INCENTIVE STOCK OPTIONS

         (a) Except as otherwise determined by the Committee, each Incentive Stock Option shall become exercisable by the Grantee in accordance with the following schedule:

                                                                 Cumulative Percentage of
                                                                    Shares Covered by
           Completed Years                                        Incentive Stock Option
         From Date of Grant                                       Which May Be Exercised
         ------------------                                       ----------------------
         Less than 3 years  . . . . . . . . . . . . . . . . .    Zero percent
         3 but less than 4 years  . . . . . . . . . . . . . .    Up to fifty percent
         Four or more years . . . . . . . . . . . . . . . . .    Up to one hundred percent


         (b) At or prior to the time an Incentive Stock Option is granted, the Committee shall fix the term of such option which shall be not more than ten years from the date of grant. In the event the Committee takes no action to fix the term, such option shall expire seven years from the date of grant.

         (c) Anything in the Plan notwithstanding, the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year under the Plan and any other Incentive Stock Option plans of the Company and its Subsidiaries or any "parent" corporation, as defined in Section 425(e) of the Code, of the Company (a "Parent Corporation") shall not exceed $100,000.

         (d) Anything in the Plan notwithstanding, an Incentive Stock Option shall not be granted to any Grantee who, at the time such Incentive Stock Option is granted, owns (including constructive ownership as described in Section 425(d) of the Code) shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation; provided, however, that this restriction shall not apply if, at the time such Incentive Stock Option is granted, (i) the per share exercise price of such Option is at least 110% of the Fair Market Value of the shares of Common Stock subject to such Option, and (ii) such Option is by its terms not exercisable after the expiration of five years from the date of grant of such Option.

         (e) The Grantee shall give prompt notice to the Company of any disposition of Common Stock acquired upon exercise of an Incentive Stock Option (and such information regarding such disposition as the Company may reasonably request) if such disposition occurs within either two years after the date of grant or one year of the receipt of such common stock by the Grantee.





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2.3      NONQUALIFIED STOCK OPTIONS

         (a) Each Nonqualified Stock Option, unless otherwise established by the Committee, shall become exercisable by the Grantee in accordance with the following schedule:

                                                                 Cumulative Percentage of
                                                                    Shares Covered by
           Completed Years                                      Nonqualified Stock Option
         From Date of Grant                                       Which May Be Exercised
         ------------------                                       ----------------------
         Less than 2 years  . . . . . . . . . . . . . . . . .    Zero percent
         2 but less than 3 years  . . . . . . . . . . . . . .    Up to forty percent
         3 but less than 4 years  . . . . . . . . . . . . . .    Up to sixty percent
         4 but less than 5 years  . . . . . . . . . . . . . .    Up to eighty percent
         Five or more years . . . . . . . . . . . . . . . . .    Up to one hundred percent

         (b) The Committee shall fix the term of each Nonqualified Stock Option which shall be not more than ten years from the date of grant. In the event no term is fixed, such term shall be ten years from the date of grant. The Committee may, from time to time, extend the Option Expiration Date of any Nonqualified Stock Option upon such terms and conditions as the Committee shall determine; provided, however, that no such extension or extensions shall extend the Nonqualified Stock Option for an aggregate period in excess of three years from the date of the original Option Expiration Date of such Nonqualified Stock Option and no such Nonqualified Stock Option shall be extended within six months after the date on which the Nonqualified Stock Option was originally granted or within six months prior to the Option Expiration Date of such Nonqualified Stock Option as the same may have been extended.

         (c) The Committee may grant to one or more holders of Nonqualified Stock Options, in exchange for their voluntary surrender and the cancellation of such Options and their corresponding SARs, if any, new Options having different Option prices than the Option prices provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

2.4      SARS ATTACHED TO OPTIONS

         (a) The Committee may award a SAR with respect to any shares covered by any Option granted under the Plan. Except as otherwise provided in this Section, the terms and procedures set forth in Section 3.1 shall be applicable to SARs with respect to shares covered by a related Option.

         (b) Each SAR shall be subject to the same terms and conditions as the related Option with respect to date of expiration, difference between Fair Market Value on the Appreciation Date and the date of the award, limitations on transferability, and eligibility to exercise. When a SAR is awarded with respect to shares covered by a related Incentive Stock Option, such SAR may be exercised only when the Market Price of the shares subject to the Option exceeds the exercise price of such Option.





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         (c)  Any extension of the Option Expiration Date of a Nonqualified
Stock Option shall also extend the related SAR, and any acceleration of the exercise date of an Option shall likewise accelerate the exercise date of the related SAR.

         (d) Upon the exercise of a SAR, the related Option shall cease to be exercisable as to the shares with respect to which such right was exercised, and the related Option shall be considered to have been exercised to that extent. Upon the exercise or Option Expiration Date of a related Option, the SAR granted with respect thereto shall terminate.

2.5      PAYMENT FOR COMMON STOCK

         (a) Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash, in shares of Common Stock valued at the then Fair Market Value thereof, or by a combination of cash and shares of the Company Common Stock.

         (b) The Company may extend and maintain, or arrange for the extension and maintenance of, financing to any Grantee (including a Grantee who is a director of the Company) to purchase shares pursuant to exercise of an Option on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

         (c) The proceeds received by the Company from the sale of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

                  SECTION 3.  STOCK APPRECIATION RIGHTS AWARDS

         (a) The Committee shall have authority to award SARs to Grantees and to determine the number of SARs to be awarded to each Grantee.

         (b) The Committee shall have sole discretion to determine whether payment of SARs shall be made wholly in cash, wholly in shares of Common Stock or by a combination of cash and shares of Common Stock. In the event no action is taken by the Committee to determine the method of payment, the amount due shall be paid half in cash and half in shares of Common Stock. In the event shares of Common Stock are issued, the Committee shall fix the amount of consideration represented by the past services performed by the grantee with respect to such shares.

         (c) The amount of additional compensation which may be received pursuant to the award of one SAR is the excess of the Fair Market Value of one share of Common Stock at the Appreciation Date over that on the date the SAR was awarded.

         (d) A Grantee may designate an Appreciation Date in accordance with the following schedule, unless otherwise changed by the Committee, by filing an irrevocable written notice with the Plan Administrator of the Company specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded:





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
                                                                 Cumulative Percentage of
                                                                  SARs Awarded for Which
           Completed Years                                          Appreciation Date
         From Date of Grant                                          May be Designated
         ------------------                                      ------------------------
         Less than 2 years  . . . . . . . . . . . . . . . . .    Zero percent
         2 but less than 3 years  . . . . . . . . . . . . . .    Up to forty percent
         3 but less than 4 years  . . . . . . . . . . . . . .    Up to sixty percent
         4 but less than 5 years  . . . . . . . . . . . . . .    Up to eighty percent
         Five or more years . . . . . . . . . . . . . . . . .    Up to one hundred percent

The Appreciation Date shall be the date the notice is received by the Plan Administrator.

         (e) In the event that a payment is made to a Grantee pursuant to a SAR in whole or in part in the form of shares of Common Stock, the shares shall be valued at their Fair Market Value on the Appreciation Date.

         (f) Except as otherwise provided in the case of SARs granted in connection with Options, the SAR Expiration Date shall be a date designated by the Committee which is not later than ten years after the date on which the SAR was awarded.

         (g) On the SAR Expiration Date, the SAR shall terminate, the amount of additional compensation represented thereby shall become zero, and all rights relating to the SAR shall expire.

                          SECTION 4.  RESTRICTED STOCK

4.1      RESTRICTED STOCK AWARDS

         (a) The Committee shall have the authority (i) to grant Restricted Stock Awards, (ii) to issue or transfer Restricted Stock to Grantees, and (iii) to establish terms, conditions and restrictions in connection with the issuance or transfer of Restricted Stock, including the Restriction Period, which may differ with respect to each Grantee.

         (b) The Grantee of Restricted Stock shall execute and deliver to the Plan Administrator of the Company an Incentive Plan Agreement under Section 5.1(a), an escrow agreement satisfactory to the Committee and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. The Committee shall then cause stock certificates registered in the name of the Grantee to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee. The Committee shall cause the escrow agent to issue to the Grantee a receipt evidencing any stock certificate held by it registered in the name of the Grantee.

4.2      RESTRICTIONS

         (a) Restricted Stock awarded to a Grantee shall be subject to the following restrictions until the expiration of the Restriction Period: (i) a Grantee shall be issued, but shall not be entitled to delivery of the stock certificate; (ii) the shares of Common Stock of the Company shall, except as otherwise determined by the Committee, be subject to the restrictions on transferability set forth in





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
Section 5.2; (iii) the shares of Common Stock of the Company shall be forfeited and the stock certificates shall be returned to the Company and all rights of the Grantee to such shares and as a shareholder shall terminate without further obligation on the part of the Company on the earlier of (i) the date the employment of Grantee terminates, or (ii) the date Grantee is given written notice of his or her discharge from such employment, except in the case of Disability or death; and (iv) any other restrictions which the Committee may determine in advance are necessary or appropriate, including termination of Restricted Stock Awards to Grantees other than employees.

         (b) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

4.3      RESTRICTION PERIOD

         The Restriction Period of Restricted Stock shall commence on the date of grant and unless otherwise established by the Committee in the Agreement setting forth the terms of the award of Restricted Stock or advanced pursuant to Section 6.2(c), shall expire from time to time as that part of the Restricted Stock Award determined in accordance with the following schedule:

                                                                    Percentage of Each
                                                                  Restricted Stock Award
           Completed Years                                        for Which Restriction
         From Date of Grant                                           Period Expires
         ------------------                                      ------------------------
         Less than 1 year . . . . . . . . . . . . . . . . . .    Zero percent
         1 but less than 2 years  . . . . . . . . . . . . . .    Up to thirty percent
         2 but less than 3 years  . . . . . . . . . . . . . .    Up to sixty percent
         Three or more years  . . . . . . . . . . . . . . . .    Up to one hundred percent

4.4      DELIVERY OF SHARES OF COMMON STOCK

         Subject to Section 6.4, at the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock with respect to which the Restriction Period has expired (to the nearest full share) shall be delivered without charge to the Grantee, or his personal representative, free of all restrictions under the Plan.

             SECTION 5.  PROVISIONS RELATING TO PLAN PARTICIPATION

5.1      PLAN CONDITIONS

         (a) Each Grantee to whom an Option, SAR Award or Restricted Stock Award is granted under the Plan shall be required to enter into an Incentive Plan Agreement with the Company in a form provided by the Committee, including provisions that the Grantee (i) shall not disclose any trade or secret data or any other confidential information of the Company acquired during employment by the Company or a Subsidiary, or after the termination of employment or Retirement, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed





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by the Committee, and (iii) shall not interfere with the employment of any other Company employee. Options, SARs and Restricted Stock Awards may contain such terms and conditions, not inconsistent with the Plan, as shall be determined from time to time by the Committee.

         (b) The Plan shall not create any employment rights in any Grantee and the Company shall have no liability for terminating the employment of a Grantee before the Grantee becomes entitled to designate an Appreciation Date with respect to any SAR, before the exercise date of any Option, or during the Restriction Period of any Restricted Stock.

5.2      TRANSFERABILITY

         (a) Options, SARs and Restricted Stock Awards are not transferable other than by will or by the laws of descent and distribution; provided, however, that the Committee may grant Options, SARs and Restricted Stock Awards that are transferable, without payment of consideration, to immediate family members of the Grantee or to trusts or partnerships for such family members, and may amend outstanding Options, SARs and Restricted Stock Awards to provide for such transferability. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Grantee's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

         (b) Except as otherwise determined by the Committee, only the Grantee (or his or her guardian if the Grantee becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, designate Appreciation Dates and receive cash payments and deliveries of shares or otherwise exercise rights under the Plan.

5.3      RIGHTS AS A STOCKHOLDER

         (a) A Grantee of an Option, a SAR Award or Restricted Stock or a transferee of such Grantee shall have no rights as a stockholder with respect to any shares of Common Stock until the issuance of a stock certificate for such shares. Except as otherwise provided by Section 5.5, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         (b) A Grantee of Restricted Stock or a transferee of such Grantee shall, upon the date certificates for the Restricted Stock are issued, have all of the rights of a shareholder including the right to vote such shares and to receive dividends, subject however to the restrictions established by the Committee pursuant to Section 4.2.





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5.4      LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

         The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Option or pursuant to a SAR or Restricted Stock Award until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

5.5      CHANGE IN STOCK AND ADJUSTMENTS

         (a) In the event the outstanding shares of the Common Stock, as constituted from time to time, shall be changed as a result of a change in capitalization of the Company or a stock split or stock dividend or a combination, merger, or reorganization of the Company into or with any other corporation or any other transaction with similar effects, there then shall be substituted for each share of Common Stock theretofore subject, or which may become subject, to issuance or transfer under the Plan, the number and kind of shares of Common Stock or other securities or other property into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged and the Committee may make other equitable adjustments which it deems to be warranted.

         (b) In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or other property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Options, SARs or Restricted Stock Awards, such adjustment shall be made in accordance with such determination. Any adjustment of an Incentive Stock Option under this paragraph shall be made only to the extent not constituting a "modification" within the meaning of Section 425(h)(3) of the Code. The Committee shall give notice to each Grantee, and upon notice such adjustment shall be effective and binding for all purposes of the Plan.

         (c) In the event (i) the number of shares of Common Stock to be delivered upon the exercise in full of any Option granted under the Plan is reduced for any reason, (ii) any Option granted under the Plan can no longer under any circumstances be exercised, or (iii) shares awarded as Restricted Stock are forfeited, the number of shares no longer subject to such Option or forfeited shall thereupon be released and shall thereafter be available for new Option or SAR grants, or new Restricted Stock Awards under the Plan; provided, however, that a surrender of all or part of an Option pursuant to Section 2.4 shall not be considered a lapse or termination for purposes of this provision.

5.6      TERMINATION OF EMPLOYMENT AND DEATH

         (a) If an Employee's employment is terminated for any reason whatsoever, any Option or SAR granted pursuant to the Plan outstanding at the time and all rights thereunder shall wholly and completely terminate 90 days after the earlier of (i) the date the employment of Grantee terminates, or (ii) the date Grantee is given written notice of his or her discharge from such employment, except as provided in (b), (c) or (d) below; provided, however, that no Option or SAR shall continue to vest in accordance with the provisions of Sections 2.2, 2.3 and 3 beyond the date Grantee's employment with the Company terminates or, in the case of written notice of discharge, the date of such notice. The determination of termination of any Option or SAR grant to a Grantee other than an Employee prior to the grant designated expiration date is at the sole discretion of the Committee.

         (b)  Upon the normal Retirement of an Employee:

                 (i) any unvested portion of any outstanding Restricted Stock, Option or SAR grant shall be canceled and no further vesting will occur; and,

                 (ii) any portion of an Option or SAR grant which vested on or before the normal Retirement date shall expire on the earlier of: (A) the Option Expiration Date or the SAR Expiration Date as the case may be, or (B) the expiration of three years from the normal Retirement date, or (C) one year from the date of death of a retiree in the event of death after normal Retirement.

         (c)  Upon termination of employment as a result of death or
Disability:

                 (i) all outstanding grants of Restricted Stock, Options or SARs shall vest notwithstanding the original vesting schedule; and,

                 (ii) any vested Option or SAR (including those vested pursuant to Section 5.6(c)(i)) shall expire upon the earlier of (A) the Option Expiration Date or SAR Expiration Date (as applicable) or
         (B) the first anniversary of such termination.

         (d) Notwithstanding the termination of employment of a Grantee, the Committee, by action taken within 90 days of the date of such termination, may extend the duration of any Option or SAR for such period as the Committee may determine to be appropriate, provided that such period shall not exceed the date of termination provided for in the original grant (which period is subject to one or more further extensions as the Committee may determine to be appropriate).

         (e) Anything to the contrary herein notwithstanding, in no event shall an Incentive Stock Option terminate later than ten years after the date of grant.

                           SECTION 6.  ADMINISTRATION

6.1      EFFECTIVE DATE AND GRANT PERIOD

         The Plan shall become effective on the consummation of the initial public offering under the Securities Act of 1933, as amended, of the Company ("Effective Date"), provided, however, that the Plan shall lapse if the Effective Date has not occurred on or prior to December 31, 1996, and any Options, SARs or Restricted Stock granted under the Plan prior to the Effective Date shall be conditioned upon the occurrence of the Effective Date. No Nonqualified Stock Options, SARs or Restricted Stock Awards may be granted under the Plan after ten years from the Effective Date.

6.2      COMMITTEE AUTHORITY

         (a) In addition to other authority granted to the Committee in the Plan, the Committee shall prescribe such forms and make such rules as it deems necessary for the proper administration of the Plan, shall correct any defect, supply any omission and reconcile any inconsistency in the Plan or in any Option, SAR or Restricted Stock Award in the manner and to the extent the Committee deems desirable to carry the Plan, Option, SAR or Restricted Stock Award into effect.

         (b) The Committee may interpret or construe the Plan and any Option, SAR or Restricted Stock Award granted, and any interpretation or construction made by it in good faith shall be conclusive on the Company, its Subsidiaries, their successors and assigns, the Company's stockholders, the participants in the Plan and their transferees, and other employees of the Company and its Subsidiaries.

         (c) The Committee shall have the authority to advance (i) the Grantee's right to designate an Appreciation Date for any SAR, (ii) the date on which an Option shall become exercisable by the Grantee, and (iii) the date on which the Restriction Period of any Restricted Stock shall expire; provided, however, that no Option shall be exercised and no Appreciation Date shall be designated by an officer or director of the Company until the expiration of six months from the date of grant.

6.3      FUNDING

         Except as provided under Section 4.1(b), no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Grantees shall have no rights under the Plan other than as unsecured general creditors of the Company except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.





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
6.4      WITHHOLDING TAXES

         (a) Whenever shares are to be issued or delivered pursuant to the Plan, the Company shall have the right, in its sole discretion, to either (i) require the Grantee to remit to the Company or (ii) withhold from any salary, wages or other compensation payable by the Company to the Grantee, an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements and authorized deductions.

         (b) With respect to shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such shares within two years from the date of grant of such option or within one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local withholding tax requirements attributable to such disposition.

6.5      AMENDMENT AND TERMINATION

         (a) The Plan may be amended or terminated by the Board of Directors of the Company by the affirmative vote of a majority of the directors in office. The Plan, however, shall not be amended, without approval of the shareholders, to increase the number of shares which may be issued or transferred to Grantees or transferees, to modify the eligibility requirements of the Plan pertaining to Incentive Stock Options, to extend the right of the Committee to grant Options, SARs and Restricted Stock Awards beyond ten years from the Effective Date, to reduce any Option price except to the extent authorized in this Plan, or to alter any other feature of Incentive Stock Options as to which federal law requires shareholder approval as a condition for incentive stock option treatment.

         (b) No amendment or termination of the Plan shall impair any rights which have accrued under the Plan. However, any shares of the Company theretofore reserved for Options not granted prior to such termination and any shares that have been awarded as Restricted Stock that are forfeited shall be released.

         (c) The Plan shall be construed in accordance with the laws of the State of Colorado, except to the extent inconsistent with federal securities law and applicable provisions of the Code and the regulations issued thereunder.





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